UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report
October 22, 2007
(Date of earliest event reported)
ULTRA PETROLEUM CORP.
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada (State or other jurisdiction of incorporation or organization)	0-29370 (Commission File Number)	N/A (I.R.S. Employer Identification Number)
363 N. Sam Houston Parkway East
Suite 1200
Houston, Texas 77060
(Address of principal executive offices, including zip code)
(281) 876-0120
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.01. Completion of Acquisition or Disposition of Assets
     On October 22, 2007, Ultra Petroleum Corp.’s wholly-owned subsidiary, UP Energy Corporation, a Nevada corporation, completed the previously-announced sale of all of the outstanding shares of Sino-American Energy Corporation, a Texas corporation, to SPC E&P (China) Pte. Ltd., a Singapore corporation for $223 million. A copy of the press release announcing the sale is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Section 5 — Corporate Governance and Management
Item 5.02 Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On October 23, 2007, the Company’s board of directors elected Roger A. Brown to fill a vacancy on the Company’s Board of Directors and to serve until the next annual meeting of stockholders. The Board also appointed Mr. Brown to the Audit Committee and Nominating and Corporate Governance Committee. Mr. Brown is an “independent director” pursuant to the rules adopted by the SEC applicable to the corporate governance standards for companies listed on the New York Stock Exchange. A copy of the press release announcing the appointment of Mr. Brown is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
     (b) Pro Forma Financial Information
The unaudited pro forma financial information for the year ended December 31, 2006, the six months ended June 30, 2007 and as of June 30, 2007 is attached as exhibit 99.2. The unaudited pro forma financial information for the year ended December 31, 2006 and for the six months ended June 30, 2007 has been prepared as if the disposition had occurred on January 1, 2006. The unaudited pro forma financial information as of June 30, 2007 has been prepared as if the disposition had occurred on June 30, 2007. This information is not necessarily indicative of the results that actually would have been attained if the acquisition had occurred on these dates or that may be attained in the future. Such information should be read in conjunction with the historical financial statements of the company.
     (d) Exhibits

Exhibit Number	Title of Document

99.1	Press release dated October 24, 2007 announcing sale of China asset and appointment of Mr. Brown.

99.2	Unaudited pro forma balance sheet as of June 30, 2007 and unaudited pro forma income statement for the year ended December 31, 2006 and the six months ended June 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORPORATION
October 26, 2007	By:	/s/ Michael D. Watford
		Name:	Michael D. Watford
		Title:	Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit Number	Title of Document

99.1	Press release dated October 24, 2007 announcing sale of China asset and appointment of Mr. Brown.

99.2	Unaudited pro forma balance sheet as of June 30, 2007 and unaudited pro forma income statement for the year ended December 31, 2006 and for the six months ended June 30, 2007.

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